FORM 8-K/A

                                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 23, 1996
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                                 BioCoral, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                      0-23512                  33-0601504
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   (State or other jurisdiction       (Commission               IRS Employer
          of incorporation)           File Number)           Identification No.)

c/o Stein Riso Haspel & Jacobs LLP, 805 Third Avenue, New York, NY      10022
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     (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code          (212) 752-7118
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                                       N/A
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         (Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of Registrant Not applicable.

Item 2.  Acquisition or Disposition of Assets Not applicable.

Item 3.  Bankruptcy or Receivership Not applicable.

Item 4. Changes in Registrant's Certifying Accountants As previously reported, Registrant engaged JH Cohn LLP on May 23, 1996 as its independent certified public accounting firm, replacing Bewley & Co. ("Bewley"). Pursuant to the requirements on Regulation S-K, a copy of the Current Report on Form 8-K was provided to Bewley concurrently with the filing of same with the Commission. Registrant has received correspondence from Bewley in connection therewith and is amending the previously filed Current Report on Form 8-K to append such correspondence as an exhibit.

Item 5.  Other Events Not applicable.

Item 6.  Resignations of Registrant's Directors Not applicable.

Item 7.  Financial Statements and Exhibits

      1. Letter, dated November 18, 1996, from Bewley to Registrant, with attachment.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BIOCORAL, INC.


Date: November 20, 1996                         s/ Riccardo Mortara
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                                                Riccardo Mortara, Chairman